Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2023 Financial Results
Q3 revenue growth of 20% year-over-year
Subscription services ARR exceeded $1 billion
Increased FY23 non-GAAP operating income guidance

MOUNTAIN VIEW, Calif. – November 30, 2022 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its fiscal third quarter ended November 6, 2022.

“An ever growing number of customers around the world trust Pure to provide the most advanced, reliable, and energy-efficient technology to satisfy their mission-critical data storage and management needs,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “With the power of our unique Flash-optimized technology and differentiated business model, we look forward to managing increasingly more of their data storage requirements.”

Third Quarter Financial Highlights

•Revenue $676.0 million, up 20% year-over-year
•Subscription Services revenue $244.8 million, up 30% year-over-year
•Subscription Annual Recurring Revenue (ARR) $1.0 billion, up 30% year-over-year
•Remaining Performance Obligations (RPO) $1.6 billion, up 26% year-over-year
•GAAP gross margin 69.0%; non-GAAP gross margin 70.9%
•GAAP operating income $9.1 million; non-GAAP operating income $107.2 million
•GAAP operating margin 1.4%; non-GAAP operating margin 15.9%
•Operating cash flow $154.7 million; free cash flow $114.8 million
•Total cash, cash equivalents, and marketable securities $1.5 billion
•Returned approximately $24.5 million in Q3 to stockholders, repurchased 888 thousand shares

“Through solid execution, we delivered strong financial results in Q3 by growing revenue 20 percent and increasing our operating profits,” said Kevan Krysler, CFO, Pure Storage. “Our leadership in Flash management, enabled with our software, and declining cost of Flash is accelerating our progress in replacing traditional disk solutions and substantially reducing data center energy consumption.”

Third Quarter Company Highlights

•Extending Leadership in Sustainability: Pure introduced advancements in its sustainability efforts, helping customers dramatically reduce their energy use and environmental footprint. The Pure1® Sustainability Assessment gives customers visibility on their environmental impact and proactively suggests optimization opportunities, including power savings analysis and a greenhouse gas emissions monitor.

•Portworx, Delivered as-a-Service: Pure announced a new fully managed service for Portworx® Enterprise to bring a Kubernetes-ready data plane to every developer that works on containerized applications. Now, the full suite of Portworx offerings can be consumed as a fully managed service. This provides ease of use and faster deployment of Kubernetes data on any cloud or on-premises storage, enabling DevOps and platform teams to operate and scale containerized apps into production in seconds.

•Gartner Magic Quadrant: A leader for nine consecutive years:
◦Magic Quadrant for Primary Storage Arrays: Pure positioned highest on the ability to execute axis and furthest on the completeness of vision axis.
◦Magic Quadrant for Distributed File Systems and Object Storage: Pure named a leader in the rapidly growing storage market for unstructured data.

Fourth Quarter and FY23 Guidance

	Q4 FY23 (Approx.)	FY23 (Approx.)
Revenue	$810 Million	$2.75 Billion
Non-GAAP Operating Income	$130 Million	$430 Million
Non-GAAP Operating Margin	16.0%	15.6%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of these non-GAAP financial measures guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2023 results at 2:00 pm PT today, November 30, 2022. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours following completion of the call.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-866-813-9403 (or +44 204 525 0658 for international callers) with passcode 884841.

Upcoming Events

Pure is scheduled to participate at the following investor conferences:

Credit Suisse 26th Annual Technology Conference
Date: Thursday, December 1, 2022
Time: 6:35 a.m. PT/ 9:35 a.m. ET
Ajay Singh, Chief Product Officer (CPO)

Wells Fargo 6th Annual TMT Summit
Date: Thursday, December 1, 2022
Time: 11:20 a.m. PT/ 2:20 p.m. ET
Rob Lee, Chief Technology Officer (CTO)

UBS Global TMT Conference
Date: Tuesday, December 6, 2022
Time: 8:40 a.m. PT/ 11:40 a.m. ET
Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO

Raymond James Technology Investors Conference
Date: Tuesday, December 6, 2022
Time: 10:40 a.m. PT/ 1:40 p.m. ET
Charles Giancarlo, Chairman and CEO and Kevan Krysler, CFO

Barclays Global TMT Conference
Date: Thursday, December 8, 2022
Time: 8:40 a.m. PT/ 11:40 a.m. ET
Rob Lee, CTO and Kevan Krysler, CFO

The presentation(s) will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2022 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2022 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our technology and product strategy, specifically customer priorities around sustainability, our growth potential, particularly within certain customer segments, our sustainability goals and benefits, the timing and magnitude of large orders, the potential for inflation, economic or supply chain disruptions, the COVID-19 pandemic and its lingering impacts, demand for our products and subscription services, including Evergreen//One, our expectations regarding our product and technology differentiation, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 6, 2022. All information provided in this release and in the attachments is as of November 30, 2022, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2023	Fiscal 2022

Assets
Current assets:
Cash and cash equivalents	$795,931	$466,199
Marketable securities	669,173	947,073
Accounts receivable, net of allowance of $1,053 and $945	435,618	542,144
Inventory	61,355	38,942
Deferred commissions, current	69,397	81,589
Prepaid expenses and other current assets	176,741	116,232
Total current assets	2,208,215	2,192,179
Property and equipment, net	248,606	195,282
Operating lease right-of-use-assets	163,676	111,763
Deferred commissions, non-current	165,735	164,718
Intangible assets, net	53,379	62,646
Goodwill	361,427	358,736
Restricted cash	10,544	10,544
Other assets, non-current	40,785	39,447
Total assets	$3,252,367	$3,135,315

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$102,879	$70,704
Accrued compensation and benefits	159,231	205,431
Accrued expenses and other liabilities	108,514	78,511
Operating lease liabilities, current	31,114	35,098
Deferred revenue, current	647,116	562,576
Debt, current	573,855	—
Total current liabilities	1,622,709	952,320
Long-term debt	—	786,779
Operating lease liabilities, non-current	147,110	93,479
Deferred revenue, non-current	601,103	517,296
Other liabilities, non-current	40,937	31,105
Total liabilities	2,411,859	2,380,979
Stockholders’ equity:
Common stock and additional paid-in capital	2,475,794	2,470,972
Accumulated other comprehensive loss	(23,753)	(8,365)
Accumulated deficit	(1,611,533)	(1,708,271)
Total stockholders' equity	840,508	754,336
Total liabilities and stockholders' equity	$3,252,367	$3,135,315

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2023	2022	2023	2022

Revenue:
Product	$431,281	$374,913	$1,247,045	$949,736
Subscription services	244,769	187,827	696,182	522,542
Total revenue	676,050	562,740	1,943,227	1,472,278
Cost of revenue:
Product (1)	135,546	129,721	395,322	309,935
Subscription services(1)	74,169	58,227	211,576	165,658
Total cost of revenue	209,715	187,948	606,898	475,593
Gross profit	466,335	374,792	1,336,329	996,685
Operating expenses:
Research and development (1)	180,008	147,808	506,971	419,296
Sales and marketing (1)	212,140	193,172	637,129	567,054
General and administrative (1)	65,054	51,890	173,300	138,500
Total operating expenses	457,202	392,870	1,317,400	1,124,850
Income (loss) from operations	9,133	(18,078)	18,929	(128,165)
Other income (expense), net	(2,814)	(7,953)	(8,410)	(20,090)
Income (loss) before provision for income taxes	6,319	(26,031)	10,519	(148,255)
Income tax provision	7,106	2,700	11,919	9,947
Net loss	$(787)	$(28,731)	$(1,400)	$(158,202)

Net loss per share attributable to common stockholders, basic and diluted	$(0.00)	$(0.10)	$(0.00)	$(0.56)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	300,984	287,462	298,101	283,918

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$2,984	$1,634	$7,454	$4,547
Cost of revenue -- subscription services	5,814	5,555	16,978	15,098
Research and development	42,390	36,797	120,482	102,343
Sales and marketing	18,441	19,151	54,740	54,317
General and administrative	17,350	12,863	45,460	31,458
Total stock-based compensation expense	$86,979	$76,000	$245,114	$207,763

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2023	2022	2023	2022

Cash flows from operating activities
Net loss	$(787)	$(28,731)	$(1,400)	$(158,202)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	25,719	21,506	72,268	59,605
Amortization of debt discount and debt issuance costs	803	7,857	2,406	23,011
Stock-based compensation expense	86,979	76,000	245,114	207,763
Impairment of long-lived assets	—	471	—	471
Other	(1,361)	2,060	67	8,576
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable, net	(33,791)	4,282	106,216	106,788
Inventory	(5,489)	3,280	(17,981)	38
Deferred commissions	549	(12,354)	11,175	(20,395)
Prepaid expenses and other assets	(38,504)	12,672	(54,067)	(12,283)
Operating lease right-of-use assets	9,253	7,243	26,073	22,061
Accounts payable	29,065	(4,989)	22,536	(14,256)
Accrued compensation and other liabilities	19,628	5,701	(18,196)	(35,251)
Operating lease liabilities	(6,897)	(7,889)	(28,339)	(22,094)
Deferred revenue	69,529	39,937	168,336	106,054
Net cash provided by operating activities	154,696	127,046	534,208	271,886
Cash flows from investing activities
Purchases of property and equipment(1)	(39,916)	(25,718)	(97,910)	(81,217)
Acquisition, net of cash acquired	—	—	(1,989)	—
Purchases of marketable securities	(74,878)	(185,667)	(92,129)	(503,038)
Sales of marketable securities	—	32,896	—	146,934
Maturities of marketable securities	111,302	133,388	352,295	303,158
Net cash (used in) provided by investing activities	(3,492)	(45,101)	160,267	(134,163)
Cash flows from financing activities
Net proceeds from exercise of stock options	3,867	22,580	19,131	33,743
Proceeds from issuance of common stock under employee stock purchase plan	20,569	18,915	39,965	36,641
Principal payments on borrowings and finance lease obligations	(4,568)	(679)	(256,145)	(1,284)
Tax withholding on vesting of equity awards	(3,143)	(2,106)	(16,130)	(8,670)
Repurchases of common stock	(24,565)	(56,215)	(151,564)	(130,608)
Net cash used in financing activities	(7,840)	(17,505)	(364,743)	(70,178)
Net increase in cash, cash equivalents and restricted cash	143,364	64,440	329,732	67,545
Cash, cash equivalents and restricted cash, beginning of period	663,111	350,796	476,743	347,691
Cash, cash equivalents and restricted cash, end of period	$806,475	$415,236	$806,475	$415,236

(1) Includes capitalized internal-use software costs of $3.7 million and $2.5 million for the third quarter of fiscal 2023 and 2022 and $10.5 million and $6.2 million for the first three quarters of fiscal 2023 and 2022.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2023						Third Quarter of Fiscal 2022
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$2,984	(c)					$1,634	(c)
			46	(d)					42	(d)
			251	(e)					—
			3,306	(f)					3,207	(f)
Gross profit --product	$295,735	68.6%	$6,587		$302,322	70.1%	$245,192	65.4%	$4,883		$250,075	66.7%

			$5,814	(c)					$5,555	(c)
			204	(d)					279	(d)
			269	(e)					—
			24	(g)					24	(g)
Gross profit -- subscription services	$170,600	69.7%	$6,311		$176,911	72.3%	$129,600	69.0%	$5,858		$135,458	72.1%

			$8,798	(c)					$7,189	(c)
			250	(d)					321	(d)
			520	(e)					—
			3,306	(f)					3,207	(f)
			24	(g)					24	(g)
Total gross profit	$466,335	69.0%	$12,898		$479,233	70.9%	$374,792	66.6%	$10,741		$385,533	68.5%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2023						Third Quarter of Fiscal 2022
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$86,979	(c)					$76,000	(c)
			1,479	(d)					4,230	(d)
			2,098	(e)					2,631	(e)
			—						551	(f)
			3,676	(g)					—
			3,838	(h)					3,739	(h)
			—						382	(i)
Operating income (loss)	$9,133	1.4%	$98,070		$107,203	15.9%	$(18,078)	-3.2%	$87,533		$69,455	12.3%

			$86,979	(c)					$76,000	(c)
			1,479	(d)					4,230	(d)
			2,098	(e)					2,631	(e)
			—						551	(f)
			3,676	(g)					—
			3,838	(h)					3,739	(h)
			—						382	(i)
			803	(j)					7,857	(j)
Net income (loss)	$(787)		$98,873		$98,086		$(28,731)		$95,390		$66,659

Net income (loss) per share -- diluted	$(0.00)				$0.31		$(0.10)				$0.22
Weighted-average shares used in per share calculation -- diluted	300,984		15,431	(k)	316,415		287,462		20,835	(k)	308,297

(a) GAAP operating margin is defined as GAAP operating income (loss) divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate impairment of right-of-use assets associated with cease-use of a certain facility.
(g) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate acquisition-related transaction and integration expenses.
(j) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(k) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal
	2023	2022
Net cash provided by operating activities	$154,696	$127,046
Less: purchases of property and equipment(1)	(39,916)	(25,718)
Free cash flow (non-GAAP)	$114,780	$101,328

(1) Includes capitalized internal-use software costs of $3.7 million and $2.5 million for the third quarter of fiscal 2023 and 2022.